Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report on Form 10-Q for the three months ended September 30, 2020 (the “Report”) of Harvest Capital Credit Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Joseph A. Jolson, the Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Joseph A. Jolson
Name:	Joseph A. Jolson
Date:	November 5, 2020